UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2026

Central Index Key Number of the issuing entity: 0001751743

Morgan Stanley Capital I Trust 2018-L1

(Exact name of Issuing Entity)

Central Index Key Number of the Registrant: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-17	38-4088383 38-4088384 38-7206240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

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Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of May 7, 2026, Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, will act as special servicer for the Griffin Portfolio II mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Griffin Portfolio II Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the BANK 2018-BNK13 securitization (the “BANK 2018-BNK13 PSA”), replacing Mount Street US (Georgia) LLP as special servicer for such non-serviced loan combination. Torchlight was appointed at the direction of Deer Park Road Management Company, LP, the directing certificateholder under the BANK 2018-BNK13 PSA. As special servicer for the Griffin Portfolio II Non-Serviced Loan Combination, Torchlight will be responsible for the servicing and administration of the Griffin Portfolio II Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Griffin Portfolio II Non-Serviced Loan Combination when the Griffin Portfolio II Non-Serviced Loan Combination is not specially serviced. Servicing of the Griffin Portfolio II Non-Serviced Loan Combination will continue to be governed by the BANK 2018-BNK13 PSA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: President

Dated: May 7, 2026

MSC 2018-L1 – Form 8-K